FIRST AMENDMENT TO OPTION AGREEMENT

     THIS FIRST AMENDMENT TO OPTION AGREEMENT (this "Amendment") is made and entered into as of the 28 day of January 1999 by and among ADAMAR OF NEVADA, a Nevada corporation ("Purchaser"), the parties designated on Exhibit A attached hereto and made a part hereof (collectively, the "Jaffe Group"), AZTAR CORPORATION, a Delaware corporation ("Guarantor"), and HOTEL RAMADA OF NEVADA, a Nevada corporation ("Lessee").

                            RECITALS

     WHEREAS, Purchaser, the Jaffe Group, Guarantor and Lessee have entered into a certain Option Agreement dated as of February 2, 1998 (the "Option Agreement"), pursuant to which Purchaser obtained an exclusive option to purchase the Interest and the Quitclaim Interest (these, and all other capitalized terms used but not otherwise defined herein, shall have the meanings ascribed thereto in the Option Agreement).

     WHEREAS, the parties hereto desire to amend the Option
Agreement upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto do hereby agree as follows.

1. Section 3 of the Option Agreement is hereby deleted in its entirety, and inserted in lieu thereof is the following:

     "3.  Extension.

          (A) Purchaser shall have a one-time right to extend the Option Term (and, thereby, the Expiration Date) for an additional eighteen (18) month period (the "Initial Extension Term"), i.e., through 11:59 pm on August 1, 2000 (the "Initial Extension Date"), upon (i) payment by Purchaser to the Jaffe Group of Two Million Dollars ($2,000,000) (the "Initial Extension Fee") on or prior to the Expiration Date, and (ii) notice (the "Initial Extension Notice") to the Jaffe Group in the form of the notice attached hereto as Exhibit C-2 given at any time on or prior to the Expiration Date. The Initial Extension Fee shall be (x) paid by wire transfer of immediately available funds to the account specified in Section 1 hereof or to an account otherwise designated by the Jaffe Group Representative (hereinafter defined), (y) earned as of the date received by the Jaffe Group and (z) non-refundable and non-applicable to the Option Price in all events.

          (B) Purchaser shall have an additional one-time right to extend the Option Term (and, thereby, the Expiration Date) for an additional eighteen (18) month period (the "Second Extension Term"), i.e., through 11:59 pm on February 1, 2002 upon (i) payment by Purchaser to the Jaffe Group of One Million Dollars ($1,000,000) (the "Second Extension Fee") on or prior to the Initial Extension Date, and (ii) notice (the "Second Extension Notice") to the Jaffe Group in the form of the notice attached hereto as Exhibit C-3 given at any time on or prior to the Initial Extension Date. The Second Extension Fee shall be (x) paid by wire transfer of immediately available funds to the account specified in Section 1 hereof or to an account otherwise designated by the Jaffe Group Representative, (y) earned as of the date received by the Jaffe Group, and (z) non-refundable and non-applicable to the Option Price in all events."

2. Section 4(A)(i)(b) of the Option Agreement is hereby deleted in its entirety, and inserted in lieu thereof is the following:

          "(b)   One Hundred Nineteen Million Dollars
($119,000,000) by wire transfer to the Jaffe Group of immediately available funds to the account specified in Section 1 hereof or to an account otherwise designated by the Jaffe Group Representative, or, at the Jaffe Group's option as set forth in Section 6 hereof, by transfer of cash and property in connection with a tax-deferred transaction (the "Tax-Deferred Transaction"); provided, however, that said One Hundred Nineteen Million Dollars ($119,000,000) shall be reduced by (x) the amount of the Option Fee (i.e., Two Million Dollars ($2,000,000)) if the Option Notice is served within the Option Term and subsequent to the commencement of the Initial Extension Term, but prior to the commencement of the Second Extension Term (it being expressly understood and agreed to by Purchaser that in the event Purchaser delivers the Initial Extension Notice, the Initial Extension Fee shall not be applied in reduction to the Option Price), or (y) the amount of three-quarters of the Option Fee (i.e., One Million Five Hundred Thousand Dollars ($1,500,000)) if the Option Notice is served within the Option Term but subsequent to the commencement of the Second Extension Term (it being expressly understood and agreed to by Purchaser that in the event Purchaser delivers the Second Extension Notice, the balance of the Option Fee (i.e., Five Hundred Thousand Dollars ($500,000)), and the Initial Extension Fee and the Second Extension Fee shall not be applied in reduction to the Option Price) ((x) or (y), as the case may be, the "Option Fee Adjustment"), and (z) the Earnest Money Deposit to the extent the same is distributed to the Jaffe Group pursuant to the terms and conditions of the Escrow Agreement (the "Earnest Money Deposit Adjustment"); provided further, however, that in any such event, the transaction contemplated hereby is in fact consummated pursuant to Section 6 hereof; or".

3. Exhibit C-2 to the Option Agreement is hereby deleted in its entirety, and Exhibit C-2 attached hereto is substituted therefor.

4. Exhibit C-3 attached hereto is hereby inserted into the Option Agreement after Exhibit C-2 thereof.

5. Exhibit E to the Option Agreement is hereby deleted in its entirety, and Exhibit E attached hereto is substituted therefor.

6. Exhibit F to the Option Agreement is hereby deleted in its entirety, and Exhibit F attached hereto is substituted therefor.

7. Section 1(H) to the Purchase Agreement attached as Exhibit D to the Option Agreement is hereby deleted in its entirety and inserted in lieu thereof is the following:

     "H.  Intentionally Deleted".

8. The following new Subsections 1(AH) through (AN) are hereby added to the Purchase Agreement attached as Exhibit D to the Option
Agreement:

     "AH. "Initial Extension Date" is defined in the Option.

     AI.  "Initial Extension Fee" is defined in the Option.

     AJ.  "Initial Extension Notice" is defined in the Option.

     AK.  "Initial Extension Term" is defined in the Option.

     AL.  "Second Extension Fee" is defined in the Option.

     AM.  "Second Extension Notice" is defined in the Option.

     AN.  "Second Extension Term" is defined in the Option."

9.   Section 3(A)(iii) of the Purchase Agreement attached as
Exhibit D to the Option Agreement is hereby deleted in its entirety and inserted in lieu thereof is the following:

          "(iii)    One Hundred Nineteen Million Dollars
($119,000,000) by wire transfer to the Jaffe Group of immediately available funds to First National Bank of Chicago, 3115 Ridge Road, Lansing, IL 60438 (for credit to Guarantee Associates L.L.C., Account No. 1115000227965, ABA No. 071000013) or to an account otherwise designated by the Jaffe Group Representative; provided, however, that said One Hundred Nineteen Million Dollars ($119,000,000) shall be reduced by (x) the amount of the Option Fee (i.e., Two Million Dollars ($2,000,000)) if the Option Notice is served within the Option Term and subsequent to the commencement of the Initial Extension Term, but prior to the commencement of the Second Extension Term (it being expressly understood and agreed to by Purchaser that in the event Purchaser delivers the Initial Extension Notice, the Initial Extension Fee shall not be applied in reduction to the Option Price), or (y) the amount of three-quarters of the Option Fee (i.e., One Million Five Hundred Thousand Dollars ($1,500,000)) if the Option Notice is served within the Option Term and subsequent to the commencement of the Second Extension Term (it being expressly understood and agreed to by Purchaser that in the event Purchaser delivers the Second Extension Notice, the balance of the Option Fee (i.e., Five Hundred Thousand Dollars ($500,000)), and the Initial Extension Fee and the Second Extension Fee shall not be applied in reduction to the Option Price) ((x) or (y), as the case may be, the "Option Fee Adjustment"), and (z) the Earnest Money Deposit to the extent the same is distributed to the Jaffe Group pursuant to the terms and conditions of the Escrow Agreement (the "Earnest Money Deposit Adjustment"); or".

10. All references to "this Agreement" in the Option Agreement, or to the "Option" in the Purchase Agreement, shall be deemed to mean the Option Agreement, as modified and amended hereby.

11. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that it shall be a condition precedent to the effectiveness of this Amendment that Purchaser shall deliver the Initial Extension Notice and the Initial Extension Fee to the Jaffe Group by wire transfer in immediately available funds to First National Bank of Chicago, 3115 Ridge Road, Lansing, IL 60438 (for credit to Guarantee Associates L.L.C., Account No. 1115000227965, ABA No. 071000013) on or before 2:00 PM Central
Standard Time on February 1, 1999, which Initial Extension Fee shall be deemed earned as of the date of delivery thereof, and shall be non-refundable and non-applicable to the Option Price in all events.

12. Except as amended hereby, the Option Agreement shall be and remain unchanged and in full force and effect in accordance with its terms, and each and every one of the provisions of the Option Agreement, as amended and modified by this Amendment, are hereby adopted, ratified, confirmed and affirmed by each of the parties hereto.

13. The agreements, terms, covenants and conditions contained herein shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective successors and permitted assigns.

14. This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, each of the parties hereto may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes.

15. Notwithstanding anything herein to the contrary, each and all of the representations, warranties, covenants, undertakings and agreements in this Amendment made on the part of the Jaffe Group, as such, are made and intended not as personal representations, warranties, covenants, undertakings and agreements by the trustees that are signatories hereto or for the purpose or with the intention of binding said trustees personally, but are made and intended for the purpose of binding, and shall bind, only the trust property, and this Amendment is executed and delivered by said trustees not in their own right, but solely in the exercise of the powers conferred upon them as trustees; no personal liability or personal responsibility is assumed by, nor shall at any time be asserted or enforceable against, the trustees, as such, or any of the beneficiaries, as such, under any trust on account of this Amendment or on account of any representation, warranty, covenant, undertaking or agreement of the trustees in this Amendment contained, either expressed or implied, any such personal liability being expressly waived and released.

                    [EXECUTION PAGES FOLLOW.]

     IN WITNESS WHEREOF, the undersigned have executed this First
Amendment to Option Agreement as of the day and year first above written.

                              PURCHASER:

                              ADAMAR OF NEVADA, a Nevada
                              corporation


                              By: N.W. ARMSTRONG
                                   Name: Nelson W. Armstrong, Jr.
                                   Title: Vice President & Secretary

                              THE JAFFE GROUP:


                              JOSEPH DOOLEY
                              Joseph Dooley, not individually but
                              as Trustee of the Lynn S. Dooley
                              Capital Trust U/A/D June 17, 1985


                              JEAN EDWARDS
                              Jean Edwards, not individually but
                              as Trustee of the Lynn S. Dooley
                              Capital Trust U/A/D June 17, 1985


                              LYNN S. DOOLEY
                              Lynn S. Dooley, not individually but
                              as Trustee of (1) the Jean Edwards
                              Capital Trust U/A/D June 17, 1985
                              and (2) Ben S. Jaffe Capital Trust
                              U/A/D June 17, 1985


                              BEN S. JAFFE
                              Ben S. Jaffe, not individually but
                              as Trustee of (1) the Jean Edwards
                              Capital Trust U/A/D June 17, 1985,
                              (2) the Kathy Weiss Halbert Capital
                              Trust U/A/D June 17, 1985, (3) the
                              Ellen Weiss Capital Trust U/A/D June
                              17, 1985, (4) the Julie Murad
                              Capital Trust U/A/D June 17, 1985
                              and (5) the David Weiss Capital
                              Trust U/A/D June 17, 1985




                              RONALD KREFMAN
                              Ronald Krefman, not individually but
                              as Trustee of (1) the Karen Krefman
                              Capital Trust U/A/D June 17, 1985
                              and (2) the Richard M. Seidel, Jr.
                              Capital Trust U/A/D June 17, 1985


                              FRANCIS J. BOMHER
                              Francis J. Bomher, not individually
                              but as Trustee of the Jan Seidel
                              Capital Trust U/A/D June 17, 1985


                              CARY S. GLENNER
                              Cary S. Glenner, not individually
                              but as Trustee of (1) the Laurie
                              Glenner Capital Trust U/A/D June 17,
                              1985 and (2) the Richard M. Seidel,
                              Jr. Capital Trust U/A/D June 17,
                              1985


                              RICHARD SEIDEL, JR.
                              Richard M. Seidel, Jr., not
                              individually but as Trustee of the
                              (1) the Kathy Weiss Halbert Capital
                              Trust U/A/D June 17, 1985, (2) the
                              Ellen Weiss Capital Trust U/A/D June
                              17, 1985, (3) the Julie Murad
                              Capital Trust U/A/D June 17, 1985,
                              (4) the David Weiss Capital Trust
                              U/A/D June 17, 1985, (5) the Karen
                              Krefman Capital Trust U/A/D June 17,
                              1985, (6) the Jan Seidel Capital
                              Trust U/A/D June 17, 1985 and (7)
                              the Laurie Glenner Capital Trust
                              U/A/D June 17, 1985

                              LESSEE:

                              HOTEL RAMADA OF NEVADA


                              By: N.W. ARMSTRONG, JR.
                                   Name: Nelson W. Armstrong, Jr.
                                   Title: Vice President & Secretary

                              GUARANTOR:

                              AZTAR CORPORATION


                              By: NEIL A. CIARFALIA
                                   Name: Neil A. Ciarfalia
                                   Title: Treasurer

                            EXHIBIT A

                   MEMBERS OF THE JAFFE GROUP


Lynn S. Dooley Capital Trust U/A/D June 17, 1985
Jean Edwards Capital Trust U/A/D June 17, 1985
Ben S. Jaffe Capital Trust U/A/D June 17, 1985
Karen Krefman Capital Trust U/A/D June 17, 1985
Jan Seidel Capital Trust U/A/D June 17, 1985
Laurie Glenner Capital Trust U/A/D June 17, 1985
Richard M. Seidel, Jr. Capital Trust U/A/D June 17, 1985
Kathy Weiss Halbert Capital Trust U/A/D June 17, 1985
Ellen Weiss Capital Trust U/A/D June 17, 1985
Julie Murad Capital Trust U/A/D June 17, 1985
David Weiss Capital Trust U/A/D June 17, 1985

EXHIBIT C-2

INITIAL EXTENSION NOTICE


                                                          , 19



[Name of Jaffe Group Representative]
[Address]
[Address]
[Address]

          Re: Initial Extension Notice pursuant to Option Agreement (the "Option Agreement") dated the 2nd day of February, 1998 by and between Adamar of Nevada (Purchaser), the parties comprising the Jaffe Group (as defined in the Option Agreement), Aztar Corporation and Hotel Ramada of Nevada, as amended

Dear [Name of Jaffe Group Representative]:

     Please be advised that this letter shall serve as Purchaser's notice to the Jaffe Group that Purchaser is extending to August 1, 2000 its Option (as defined in the Option Agreement) to purchase the Interest and the Quitclaim Interest (as such terms are defined in the Option Agreement) from the Jaffe Group. Purchaser has wired or shall wire the Initial Extension Fee (as defined in the Option Agreement) in accordance with the terms of the Option Agreement.

                              PURCHASER:

                              ADAMAR OF NEVADA


                              By:
                                   Name:
                                   Title:

EXHIBIT C-3

SECOND EXTENSION NOTICE


                                                            , 19


[Name of Jaffe Group Representative]
[Address]
[Address]
[Address]

          Re: Second Extension Notice pursuant to Option Agreement (the "Option Agreement") dated the 2nd day of February, 1998 by and between Adamar of Nevada ("Purchaser"), the parties comprising the Jaffe Group (as defined in the Option Agreement), Aztar Corporation and Hotel Ramada of Nevada, as amended

Dear [Name of Jaffe Group Representative]:

     Please be advised that this letter shall serve as Purchaser's notice to the Jaffe Group that Purchaser is extending to February 1, 2002 its Option (as defined in the Option Agreement) to purchase the Interest and the Quitclaim Interest (as such terms are defined in the Option Agreement) from the Jaffe Group. Purchaser has wired or shall wire the Second Extension Fee (as defined in the Option Agreement) in accordance with the terms of the Option Agreement.

                              PURCHASER:

                              ADAMAR OF NEVADA


                              By:
                                   Name:
                                   Title:

                            EXHIBIT E

       AMENDED AND RESTATED MEMORANDUM OF OPTION AGREEMENT

          This AMENDED AND RESTATED MEMORANDUM OF OPTION AGREEMENT (this "Memorandum"), dated as of January 28, 1999, for reference purposes only, is by and between ADAMAR OF NEVADA, a Nevada corporation ("Purchaser"), and the parties designated on Exhibit A attached hereto and made a part hereof (hereinafter collectively called the "Jaffe Group"). Purchaser and the Jaffe Group are sometimes hereinafter referred to as "the parties."

                      W I T N E S S E T H :

          WHEREAS, Purchaser and the Jaffe Group are partners in a partnership (the "Partnership") known as Tropicana Enterprises and formed pursuant to that certain Amended and Restated Partnership Agreement dated as of November 1, 1984, as amended, clarified and supplemented by the letter agreement dated as of November 19, 1984, the First Amendment thereto dated as of June 19, 1985, the letter agreement dated as of December 15, 1987 and the Second Amendment thereto dated as of December 20, 1989 (collectively, as such may be further amended, clarified and supplemented from time to time, the "Partnership Agreement"); and

          WHEREAS, the Partnership owns certain real property located in the County of Clark, State of Nevada, commonly known as the Tropicana Hotel/Casino in Las Vegas, Nevada and more particularly described in Exhibit B attached hereto and made a part hereof (the "Land"), together with improvements ("Improvements") and certain personal property located thereon (the Land, Improvements and personal property hereinafter collectively referred to as the "Tropicana Hotel/Casino"); and

          WHEREAS, the Partnership has leased the Tropicana Hotel/Casino to Hotel Ramada of Nevada ("Lessee"), a Nevada corporation, under that certain amended and Restated Lease (Tropicana Hotel/Casino) dated as of November 1, 1984, as amended, clarified and supplemented by the First Amendment thereto dated as of January 1, 1986, the letter agreement clarifying "Maximum Encumbrance Ceiling" dated as of April 15, 1986, the letter agreement captioned "Memorandum of Date of Completion of Construction under Amended and Restated Lease (Tropicana Hotel/Casino)" dated as of April 15, 1986, and the Second Amendment thereto dated as of December 20, 1989 (collectively, as such may be further amended, clarified and supplemented from time to time, the "Lease"); and

          WHEREAS, pursuant to that certain Option Agreement dated as of February 2, 1998, among Purchaser, the Jaffe Group and certain other parties, as amended by that certain First Amendment to Option Agreement dated as of January 28, 1999 (as such may be further amended, clarified and supplemented from time to time, the "Option"), the Jaffe Group has granted Purchaser an exclusive option to purchase the Jaffe Group's interests in, inter alia, the Partnership, the Tropicana Hotel/Casino and the Lease, as such interests are held by the Jaffe Group and as more particularly set forth in the Option; and

          WHEREAS, Purchaser and the Jaffe Group desire to record this Memorandum in order that third parties may have notice of the existence of the Option.

                         NOW, THEREFORE:

1. The term of the Option is from the date hereof through 11:59 p.m. of August 1, 2000.

2. Purchaser has certain rights to extend the Option through 11:59 p.m. of February 1, 2002.
3. The parties hereto shall promptly sign such documents and instruments and take such further actions as are reasonably necessary to confirm the extension of the Option.

4. In the event of a conflict between this Memorandum and any of the terms and conditions of the Option, the terms and conditions of the Option shall govern and nothing herein shall be construed to be a modification or amendment to any of such terms and conditions.

      [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Memorandum of Option Agreement as of the day and year first above written.

                              PURCHASER:

                              ADAMAR OF NEVADA, a Nevada
                              corporation


                              By:
                                   Name:
                                   Title:

                              THE JAFFE GROUP:



                              Joseph Dooley, not individually but
                              as Trustee of the Lynn S. Dooley
                              Capital Trust U/A/D June 17, 1985



                              Jean Edwards, not individually but
                              as Trustee of the Lynn S. Dooley
                              Capital Trust U/A/D June 17, 1985



                              Lynn S. Dooley, not individually but
                              as Trustee of (1) the Jean Edwards
                              Capital Trust U/A/D June 17, 1985
                              and (2) Ben S. Jaffe Capital Trust
                              U/A/D June 17, 1985



                              Ben S. Jaffe, not individually but
                              as Trustee of (1) the Jean Edwards
                              Capital Trust U/A/D June 17, 1985,
                              (2) the Kathy Weiss Halbert Capital
                              Trust U/A/D June 17, 1985, (3) the
                              Ellen Weiss Capital Trust U/A/D June
                              17, 1985, (4) the Julie Murad
                              Capital Trust U/A/D June 17, 1985
                              and (5) the David Weiss Capital
                              Trust U/A/D June 17, 1985



                              Ronald Krefman, not individually but
                              as Trustee of (1) the Karen Krefman
                              Capital Trust U/A/D June 17, 1985
                              and (2) the Richard M. Seidel, Jr.
                              Capital Trust U/A/D June 17, 1985



                              Francis J. Bomher, not individually
                              but as Trustee of the Jan Seidel
                              Capital Trust U/A/D June 17, 1985



                              Cary S. Glenner, not individually
                              but as Trustee of (1) the Laurie
                              Glenner Capital Trust U/A/D June 17,
                              1985 and (2) the Richard M. Seidel,
                              Jr. Capital Trust U/A/D June 17,
                              1985



                              Richard M. Seidel, Jr., not
                              individually but as Trustee of the
                              (1) the Kathy Weiss Halbert Capital
                              Trust U/A/D June 17, 1985, (2) the
                              Ellen Weiss Capital Trust U/A/D June
                              17, 1985, (3) the Julie Murad
                              Capital Trust U/A/D June 17, 1985,
                              (4) the David Weiss Capital Trust
                              U/A/D June 17, 1985, (5) the Karen
                              Krefman Capital Trust U/A/D June 17,
                              1985, (6) the Jan Seidel Capital
                              Trust U/A/D June 17, 1985 and (7)
                              the Laurie Glenner Capital Trust
                              U/A/D June 17, 1985

STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________,
_____________________________ of Adamar of Nevada, a Nevada
corporation, on behalf of said corporation.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]

STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]

STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]

                            EXHIBIT F

          MEMORANDUM OF TERMINATION OF OPTION AGREEMENT

     This MEMORANDUM OF TERMINATION OF OPTION AGREEMENT (this
Memorandum"), dated                     , 199 , for reference
purposes only, is by and between ADAMAR OF NEVADA, a Nevada corporation ("Purchaser"), and the parties designated on Exhibit A attached hereto and made a part hereof (hereinafter collectively called the "Jaffe Group"). Purchaser and the Jaffe Group are sometimes hereinafter referred to as "the parties."

W I T N E S S E T H:

     WHEREAS, Purchaser and the Jaffe Group are partners in a partnership (the "Partnership") known as Tropicana Enterprises and formed pursuant to that certain Amended and Restated Partnership Agreement dated as of November 1, 1984, as amended, clarified and supplemented the letter agreement dated as of November 19, 1984, the First Amendment thereto dated as of June 19, 1985, the letter agreement dated as of December 15, 1987 and the Second Amendment thereto dated as of December 20, 1989 (collectively, as such may be further amended, clarified and supplemented from time to time, the "Partnership Agreement"); and

     WHEREAS, the Partnership owns certain real property located in the County of Clark, State of Nevada, commonly known as the Tropicana Hotel/Casino in Las Vegas, Nevada and more particularly described in Exhibit B attached hereto and made a part hereof (the "Land"), together with improvements ("Improvements") and certain personal property located thereon (the Land, Improvements and personal property hereinafter collectively referred to as the "Tropicana Hotel/Casino"); and

     WHEREAS, the Partnership has leased the Tropicana Hotel/Casino to Hotel Ramada of Nevada ("Lessee"), a Nevada corporation, under that certain Amended and Restated Lease (Tropicana Hotel/Casino) dated as of November 1, 1984, as amended, clarified and supplemented by the First Amendment thereto dated as of January 1, 1986, the letter agreement clarifying "Maximum Encumbrance Ceiling" dated as of April 15, 1986, the letter agreement captioned "Memorandum of Date of Completion of construction under Amended and Restated Lease (Tropicana Hotel/Casino)" dated as of April 15, 1986, and the Second Amendment thereto dated as of December 20, 1989 (collectively, as such may be further amended, clarified and supplemented from time to time, the "Lease"); and

     WHEREAS, pursuant to that certain Option Agreement dated as of February 2, 1998, among Purchaser, the Jaffe Group and certain other parties, as amended by that certain First Amendment to Option Agreement dated as of January 28, 1999, (as such may be further amended, clarified and supplemented from time to time, the "Option"), the Jaffe Group granted Purchaser an exclusive option to purchase the Jaffe Group's interests in, inter alia, the Partnership, the Tropicana Hotel/Casino and the Lease, as such interests are held by the Jaffe Group and as more particularly set forth in the Option; and

     WHEREAS, the Option has terminated; and

     WHEREAS, Purchaser and the Jaffe Group desire to record this Memorandum in order that third parties may have notice of the existence of said termination.

NOW, THEREFORE:

     1. The Option terminated as of the day and year first above written.

     2.   The Option is of no further force or effect.


     [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Memorandum of Termination of Option Agreement as of the day and year first above written.

                              PURCHASER:

                              ADAMAR OF NEVADA, a Nevada
corporation


                              By:
                                   Name:
                                   Title:

                              THE JAFFE GROUP:



                              Joseph Dooley, not individually but
                              as Trustee of the Lynn S. Dooley
                              Capital Trust U/A/D June 17, 1985



                              Jean Edwards, not individually but
                              as Trustee of the Lynn S. Dooley
                              Capital Trust U/A/D June 17, 1985



                              Lynn S. Dooley, not individually but
                              as Trustee of (1) the Jean Edwards
                              Capital Trust U/A/D June 17, 1985
                              and (2) Ben S. Jaffe Capital Trust
                              U/A/D June 17, 1985



                              Ben S. Jaffe, not individually but
                              as Trustee of (1) the Jean Edwards
                              Capital Trust U/A/D June 17, 1985,
                              (2) the Kathy Weiss Halbert Capital
                              Trust U/A/D June 17, 1985, (3) the
                              Ellen Weiss Capital Trust U/A/D June
                              17, 1985, (4) the Julie Murad
                              Capital Trust U/A/D June 17, 1985
                              and (5) the David Weiss Capital
                              Trust U/A/D June 17, 1985



                              Ronald Krefman, not individually but
                              as Trustee of (1) the Karen Krefman
                              Capital Trust U/A/D June 17, 1985
                              and (2) the Richard M. Seidel, Jr.
                              Capital Trust U/A/D June 17, 1985



                              Francis J. Bomher, not individually
                              but as Trustee of the Jan Seidel
                              Capital Trust U/A/D June 17, 1985



                              Cary S. Glenner, not individually
                              but as Trustee of (1) the Laurie
                              Glenner Capital Trust U/A/D June 17,
                              1985 and (2) the Richard M. Seidel,
                              Jr. Capital Trust U/A/D June 17,
                              1985



                              Richard M. Seidel, Jr., not
                              individually but as Trustee of the
                              (1) the Kathy Weiss Halbert Capital
                              Trust U/A/D June 17, 1985, (2) the
                              Ellen Weiss Capital Trust U/A/D June
                              17, 1985, (3) the Julie Murad
                              Capital Trust U/A/D June 17, 1985,
                              (4) the David Weiss Capital Trust
                              U/A/D June 17, 1985, (5) the Karen
                              Krefman Capital Trust U/A/D June 17,
                              1985, (6) the Jan Seidel Capital
                              Trust U/A/D June 17, 1985 and (7)
                              the Laurie Glenner Capital Trust
                              U/A/D June 17, 1985

STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________,
_____________________________ of Adamar of Nevada, a Nevada
corporation, on behalf of said corporation.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]

STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]

STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]


STATE OF                      )
                              )    SS:
COUNTY OF                     )

     The foregoing instrument was acknowledged before me this
 day of                   , 199___ by ___________________, trustee
of _____________________________, on behalf of said trust.



                                   Notary Public

                                   [SEAL]